SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): October 3, 2000


                           UNITED LEISURE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                0-6106                  13-2652243
        (State or Other         (Commission             (I.R.S. Employer
        Jurisdiction            File Number)            Identification No.)
        of Incorporation)

                           United Leisure Corporation

                       1990 Westwood Boulevard, Penthouse

                       Los Angeles, California 90025-4650
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 310-441-0900

                         Exhibit List Appears on Page 4


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ITEM 5. OTHER EVENTS.

        On October 3, 2000, the Board of Directors of United Leisure Corporation (the "Registrant") extended the expiration date of its issued and outstanding Class A Redeemable Common Stock Purchase Warrants (CUSIP No. 910776-11-1) from 5:00 p.m. (New York time) on November 9, 2000 to 5:00 p.m. (New York time) on May 9, 2002. As of October 2, 2000, there were 3,303,229 Class A Warrants outstanding. The exercise price of the Class A Warrants is $4.00. As of October 2, 2000, there were 20,357,589 shares of United Leisure Corporation Common Stock outstanding.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        -------------------------------------------------------------------

        (a)   Financial Statements of Businesses Acquired.

              Not Applicable

        (b)   Pro Forma Financial Information.

              Not Applicable

        (c)   Exhibits.

              Not Applicable


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               UNITED LEISURE CORPORATION



Date: October 4, 2000          By:   /s/ Brian Shuster
                                   -------------------------------------
                                   Name:  Brian Shuster
                                   Title:  Chairman of the Board and President




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                                  EXHIBIT INDEX

None